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                                                                    EXHIBIT 21

                        TELEPHONE AND DATA SYSTEMS, INC.
                          LIST OF SUBSIDIARY COMPANIES
                             AS OF DECEMBER 31, 1993


TELEPHONE COMPANIES

TDS Telecommunications Corporation

CENTRAL REGION - MID-CENTRAL DIVISION
     Arcadia Telephone Company
     Chatham Telephone Company
     Communications Corporation of Indiana
     Communication Corporation of Michigan
     Communications Corporation of Southern Indiana
     Continental Telephone Company
     Home Telephone Company, Inc.
     The Home Telephone Company of Pittsboro, Inc.
     Island Telephone Company
     Little Miami Communications Corporation
     Oakwood Telephone Company
     Shiawassee Telephone Company
     The Vanlue Telephone Company
     Wolverine Telephone Company

CENTRAL REGION - MID-WEST DIVISION
     Badger Telecom, Inc.
     Black Earth Telephone Company, Inc.
     Bonduel Telephone Company
     Burlington, Brighton and Wheatland Telephone Company
     Central State Telephone Company
     Danube Telephone Company
     EastCoast Telecom, Inc.
     Grantland Telecom, Inc.
     KMP Telephone Company
     Mid-State Telephone Company
     Midway Telephone Company
     Mt. Vernon Telephone Company
     Riverside Telecom, Inc.
     Scandinavia Telephone Company
     Stockbridge & Sherwood Telephone Company, Inc.
     Tenney Telephone Company
     Waunakee Telephone Company, Inc.
     Winsted Telephone Company

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TELEPHONE COMPANIES (Cont.)

CENTRAL REGION - WESTERN DIVISION
     Arizona Telephone Company
     Asotin Telephone Company
     Cleveland County Telephone Company, Inc.
     Decatur Telephone Company
     Delta County Tele-Comm, Inc.
     Happy Valley Telephone Company
     Home Telephone Company
     Hornitos Telephone Company
     Lake Livingston Telephone Company, Inc.
     Mid-America Telephone Company, Inc.
     New London Telephone Company
     Oklahoma Communication Systems, Inc.
     Orchard Farm Telephone Company
     Potlatch Telephone Company
     The Stoutland Telephone Company
     Strasburg Telephone Company
     Troy Telephone Company, Inc.
     Winterhaven Telephone Company
     Wyandotte Telephone Company

NORTHEAST REGION
     Chichester Telephone Company, Inc.
     Edwards Telephone Company, Inc.
     Hartland & St. Albans Telephone Company
     The Island Telephone Company
     Kearsarge Telephone Company
     Ludlow Telephone Company
     Mahanoy & Mahantango Telephone Company
     Meriden Telephone Company, Inc.
     Northfield Telephone Company
     Oriskany Falls Telephone Corporation
     Perkinsville Telephone Company, Inc.
     Port Byron Telephone Company
     Somerset Telephone Company
     Sugar Valley Telephone Company
     Warren Telephone Company
     West Penobscot Telephone & Telegraph Company

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TELEPHONE COMPANIES (Cont.)

SOUTHEAST REGION
     Amelia Telephone Corporation
     Barnardsville Telephone Company
     Blue Ridge Telephone Company
     Butler Telephone Company, Inc.
     Camden Telephone & Telegraph Company
     Calhoun City Telephone Company, Inc.
     Concord Telephone Exchange, Inc.
     Goshen Telephone Company
     Grove Hill Telephone Corporation
     Humphreys County Telephone Company
     Leslie County Telephone Company
     Lewisport Telephone Company
     McClellanville Telephone Company, Inc.
     New Castle Telephone Company
     Norway Telephone Company
     Oakman Telephone Company, Inc.
     Peoples Telephone Company
     Quincy Telephone Company
     St. Stephen Telephone Company
     Salem Telephone Company, Inc.
     Saluda Mountain Telephone Company
     Service Telephone Company, Inc.
     Southeast Mississippi Telephone Company, Inc.
     Tellico Telephone Company, Inc.
     Tennessee Telephone Company
     Virginia Telephone Company
     Williston Telephone Company

MANAGEMENT SERVICE COMPANIES
     Tennessee Telecommunications Service Corporation
     Central Region - TSSD, Inc.

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SERVICE COMPANIES

     American Communications Consultants, Inc.
     American Portable Telecommunications, Inc.
     American Radio Communications, Inc
     CellVest
     CommVest, Inc.
     Integrated Communications Services, Inc.
     National Telephone & Telegraph Company
     Nortelco
     Rudevco, Inc.
     Suttle Press, Inc.
     TCC, Incorporated
     TDS Computing Services, Inc.
     TDS Oklahoma Holdings, Inc.
     TDS Realestate Investment Corporation
     Tel Radio Communications Properties, Inc.
     Telecommunications Technologies Fund, Inc.

CABLE TV COMPANIES
     TDS Cable Communications Company
     Carolina Cable T.V. Co., Inc.
     Comvideo Systems, Inc.
     Condon TV Systems, Inc.
     Kearsarge Cable Communications, Inc.
     Lewisport Cable TV
     Volunteer TV Cable Company
     Warren Cable Company

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RADIO PAGING COMPANIES

     American Paging, Inc.
     A. P. of Pennsylvania, Inc.
     American Paging, Inc. (of Arizona)
     American Paging, Inc. (of California)
     American Paging, Inc. (of Connecticut)
     American Paging, Inc. (of District of Columbia)
     American Paging, Inc. (of Florida)
     American Paging, Inc. (of Georgia)
     American Paging, Inc. (of Illinois)
     American Paging, Inc. (of Indiana)
     American Paging, Inc. (of Kentucky)
     American Paging, Inc. (of Louisiana)
     American Paging, Inc. (of Maryland)
     American Paging, Inc. (of Massachusetts)
     American Paging, Inc. (of Minnesota)
     American Paging of Missouri, Inc.
     American Paging, Inc. (of New Mexico)
     American Paging, Inc. (of New York)
     American Paging, Inc. (of North Carolina)
     American Paging, Inc. (of Ohio)
     American Paging, Inc. (of Oklahoma)
     American Paging, Inc. (of Rhode Island)
     American Paging, Inc. (of South Carolina)
     American Paging, Inc. (of Tennessee)
     American Paging, Inc. (of Texas)
     American Paging, Inc. (of Utah)
     American Paging, Inc. (of Virginia)
     American Paging, Inc. (of Wisconsin)
     American Paging Network, Inc.
     APIXUS, LLC.
     Texas Paging Transmission, Inc.

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CELLULAR COMPANIES

United States Cellular Corporation
United States Cellular Investment Company
United States Cellular Investment Co. of Allentown
USCIC of Amarillo, Inc.
USCIC of Arecibo, Inc.
United States Cellular Investment Company of Baton Rouge
United States Cellular Investment Company of Binghamton, Inc. USCIC of Brownsville, Inc.
United States Cellular Investment Company of Eau Claire, Inc. Universal Cellular for Eau Claire MSA, Inc.
United States Cellular Investment Company of Fresno, Inc. United States Cellular Investment Company of Ft. Smith
United States Cellular Investment Company of Galveston
United States Cellular Investment Company of Green Bay, Inc. United States Cellular Investment Company of Huntsville, Inc. United States Cellular Investment Company of Iowa City
USCIC of Jackson, Inc.
United States Cellular Investment Company of Lafayette
United States Cellular Investment Corporation of Los Angeles United States Cellular Investment Company of Madison, Inc. USCIC of McAllen, Inc.
USCIC of Midland, Inc.
United States Cellular Investment Co. of Nashville
USCIC of New Orleans, Inc.
USCIC of Ocala, Inc.
United States Cellular Investment Co. of Oklahoma City, Inc. United States Cellular Investment Company of Portsmouth, Inc. United States Cellular Investment Company of Raleigh-Durham USCIC of Reno, Inc.
United States Cellular Investment Company of Rockford
United States Cellular Investment Company of Santa Cruz
United States Cellular Investment Company of Sarasota
USCIC of Seattle, Inc.
United States Cellular Investment Company of St. Cloud
United States Cellllar Investment Company of Wheeling
United States Cellular Operating Company
United States Cellular Operating Company of Atlantic City, Inc. United States Cellular Operating Company of Bangor
United States Cellular Operating Company of Biloxi
United States Cellular Operating Company of Cedar Rapids

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CELLULAR COMPANIES (CONT'D)

United States Cellular Operating Company of Columbia
USCOC of Cumberland, Inc.
United States Cellular Operating Company - Des Moines
United States Cellular Operating Company of Dubuque
United States Cellular Operating Company of Evansville, Inc. United States Cellular Operating Company of Ft. Pierce
USCOC of Gainesville, Inc.
USCOC of Iowa City, Inc.
United States Cellular Operating Company of Joplin
United States Cellular Operating Company of Knoxville
United States Cellular Operating Company of LaCrosse, Inc. United States Cellular Operating Company - Lawton, Inc.
United States Cellular Operating Company of Lewiston-Auburn United States Cellular Operating Company
  of Manchester-Nashua, Inc.
United States Cellular Operating Company of Medford
Cellular Operating Company of Owensboro
United States Cellular Operating Company of Peoria
USCOC of Portland, Inc.
United States Cellular Operating Company of Poughkeepsie, Inc. United States Cellular Operating Company - Quad Cities
United States Cellular Operating Company of Richland
United States Cellular Operating Company of Rochester
United States Cellular Operating Company of Tulsa, Inc.
USCOC of Victoria, Inc.
United States Cellular Operating Company of Vineland, Inc. United States Cellular Operating Company of Waterloo
United States Cellular Operating Company of Wausau, Inc.
United States Cellular Operating Company of Wichita Falls, Inc. United States Cellular Operating Company of Williamsport
United States Cellular Operating Company of Yakima
USCC Real Estate Corporation
ILP, Inc.

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CELLULAR COMPANIES - JOINT VENTURES
Canton Cellular Telephone Company
Capitol Cellular, Inc.
Carolina Cellular, Inc.
Cellular America Telephone Company
Central Cellular Telephones, Ltd.
Central Florida Cellular Telephone Company, Inc.
Chibardun Cellular Telephone Corporation
CR Communications, Inc.
CSII of Baton Rouge, Inc.
Davenport Cellular Telephone Company, Inc.
DRGP, Inc.
Dutchess County Cellular Telephone Company, Inc.
Four D, LTD.
Huntsville Cellular Telephone Corp., Inc.
Joplin Cellular Telephone Company
LaCrosse Cellular Telephone Company, Inc.
Lar-Tex Cellular Telephone Company, Inc.
Lavaca Cellular Telephone Company
Leaf River Valley Cellular Telephone Company
Mississippi Cellular Telephone Company
Star Cellular Communications, Inc.
Star Cellular Telephone Company, Inc.
Texahoma Cellular Telephone Corporation
Tri-States Cellular Telephone Company
Tulsa General Partners, Inc.
Vineland Cellular Telephone Company, Inc.

CELLULAR COMPANIES - RSA CORPORATIONS
USCOC of Arkansas RSA #1, Inc.
Arkansas RSA #9, Inc.
Block B Cellular Corporation
California Rural Service Area #1, Inc.
California RSA #2, Inc.
California RSA #9, Inc.
USCIC of Colorado RSA #3, Inc.
Florida RSA #2, Inc.
Florida RSA #8, Inc.
Florida RSA #10, Inc.
USCOC of Georgia RSA #1, Inc.
Georgia RSA #11, Inc.
Georgia RSA #13, Inc.

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CELLULAR COMPANIES - RSA CORPORATIONS (CONT'D)

USCOC of Georgia RSA #14, Inc.
USCOC of Hawaii 3, Inc.
Idaho Invco of RSA #1, Inc.
USCOC of Idaho RSA #5, Inc.
USCOC of Idaho RSA #6, Inc.
USCOC of Illinois RSA #1
Illinois RSA #3, Inc.
USCOC of Illinois RSA #4, Inc.
USCOC of Indiana RSA #2, Inc.
USCOC of Iowa RSA #1, Inc.
Iowa RSA #2, Inc.
Indiana RSA #4, Inc.
Indiana RSA #5, Inc.
USCOC of Indiana RSA #7, Inc.
Iowa RSA #3, Inc.
Iowa RSA #9, Inc.
Iowa RSA #12, Inc.
Iowa 13, Inc.
Kansas RSA #5, Inc.
Kentucky RSA #2, Inc.
Kentucky Invco of RSA #3, Inc.
Kentucky RSA #3, Inc.
Maine RSA #1, Inc.
Maine RSA #4, Inc.
MaryPennWest Invco of RSA #3, Inc.
Michigan RSA #4, Inc.
Minnesota Invco of RSA #5, Inc.
Minnesota Invco of RSA #7, Inc.
Minnesota Invco of RSA #8, Inc.
Minnesota Invco of RSA #9, Inc.
Minnesota Invco of RSA #10, Inc.
Minnesota Invco of RSA #11, Inc.
Mississippi RSA #9, Inc.
USCOC of Missouri RSA #1, Inc.
USCOC of Missouri RSA #3, Inc.
USCOC of Missouri RSA #4, Inc.
USCOC of Missouri RSA #5, Inc.
USCOC of Missouri RSA #13, Inc.
Missouri #15 Rural Cellular, Inc.
Missouri RSA #17, Inc.

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CELLULAR COMPANIES - RSA CORPORATIONS (CONT'D)

NH #1 Rural Cellular, Inc.
USCOC of New York RSA #1, Inc.
USCOC of North Carolina RSA #13, Inc.
North Carolina RSA #4, Inc.
North Carolina RSA #5, Inc.
North Carolina RSA No. 6, Inc.
USCOC of North Carolina RSA #7, Inc.
USCOC of North Carolina RSA #14, Inc.
North Carolina RSA #9, Inc.
North Carolina RSA #12, Inc.
North Carolina RSA #14, Inc.
Ohio RSA #1, Inc.
USCOC of Ohio RSA #7, Inc.
Ohio RSA #9, Inc.
Oklahoma RSA #6, Inc.
Oklahoma Opco of RSA #8, Inc.
Oklahoma #9 Rural Cellular, Inc.
USCOC of Oklahoma RSA #10, Inc.
Oregon Invco of RSA # 2 West, Inc.
Oregon RSA #2, Inc.
Oregon RSA #3, Inc.
USCOC of Oregon RSA #5, Inc.
Oregon RSA #6, Inc.
Pennsylvania Invco of RSA #5, Inc.
Pennsylvania Invco of RSA #6, Inc.
USCOC Pennsylvania RSA #9, Inc.
USCOC of South Carolina RSA #4, Inc.
TDS U2B Acquisition Corp.
Tennessee RSA #3, Inc.
Tennessee RSA #4 Sub 2, Inc.
Tennessee RSA #6 B, Inc.
Texas RSA #4, Inc.
Texas RSA #5, Inc.
Texas Invco of RSA #6, Inc.
Texas RSA #11, Inc.
Texas Invco of RSA #17, Inc.
Texas #20 Rural Cellular, Inc.
Virginia Invco of RSA #2, Inc.

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CELLULAR COMPANIES - RSA CORPORATIONS (CONT'D)

USCOC of Virginia RSA #4, Inc.
Virginia RSA #4, Inc.
Virginia RSA #5, Inc.
Virginia RSA #7, Inc.
USCOC of Washington-4, Inc.
Washington RSA #5, Inc.
Washington RSA #6, Inc.
Western Colorado Cellular, Inc.
USCOC of West Virginia RSA #2, Inc.
West Virginia RSA #4, Inc.
West Virginia RSA #5, Inc.
USCOC of Wisconsin RSA #6, Inc.
Wisconsin Invco of RSA #7, Inc.
Wisconsin RSA #8, Inc.


CELLULAR COMPANIES - RSA JOINT VENTURES
Camden Cellular Telephone Company, Inc.
Community Cellular Telephone Company
Farmers Cellular Telephone Company, Inc.
Farmers Mutual Cellular Telephone Company, Inc.
Hancock Cellular Telephone Company, Inc.
Hardy Cellular Telephone Company
Hill City Cellular Telephone Company
Humphreys County Cellular, Inc.
Jefferson Cellular Telephone Company, Inc.
Laurel Highland Cellular Telephone Company
McDaniel Cellular Telephone Company
Minford Cellular Telephone Company
Peace Valley Cellular Telephone Company
Pine Island Cellular Telephone Company
Randolph Cellular Telephone Company
Scott County Cellular Telephone Company
South Canaan Cellular Telephone Company
Spruce Knob Cellular Telephone Company
Venus Cellular Telephone Company, Inc.
Walnut Hill Cellular Telephone Company
West Side Cellular Telephone Company

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CELLULAR COMPANIES - PARTNERSHIPS

Allentown SMSA Limited Partnership
Amarillo Cellular Telephone Company, L.P.
Baton Rouge MSA Limited Partnership
Binghamton MSA Limited Partnership
Boise City MSA Limited Partnership
Brown County MSA Cellular Limited Partnership
Cellular Mobile Systems of St. Cloud
Cellular 7 Partnership
Crook County RSA Limited Partnership
Davenport Cellular Telephone Company
Eau Claire Cellular Telephone Limited Partnership
Evansville Cellular Telephone Company
Fort Myers Cellular Telephone Company
Fort Smith MSA Limited Partnership
Fresno MSA Limited Partnership
Galveston Cellular Partnership
Georgia R.S.A. #8 Partnership
Georgia R.S.A. #11 Partnership
Georgia R.S.A. #12 Partnership
GTE Mobilenet of Texas RSA #17 Limited Partnership
Hiawathaland Cellular Limited Partnership
Huntsville SMSA Limited Partnership
Idaho RSA No. 1 Limited Partnership
Indiana RSA No. 4 Limited Partnership
Indiana RSA No. 5 Limited Partnership
Iowa RSA No.9 Limited Partnership
Iowa RSA No.12 Limited Partnership
Kentucky RSA #3 Cellular General Partnership
JHP Partnership
Joplin Cellular Telephone Company, L.P.
La Crosse Cellular Telephone Company, Inc.
Lafayette Cellular Telephone Company
Lake Champlain Cellular Partnership
LaStar Cellular Telephone Company
Lewiston CellTellCo Partnership
Los Angeles SMSA Limited Partnership
Madison SMSA Limited Partnership
Maine RSA No. 4 Limited Partnership
Marshall Cellular Partnership
Medford MSA Limited Partnership

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CELLULAR COMPANIES - PARTNERSHIPS (Cont.)

Minnesota RSA 9 Limited Partnership
Minnesota RSA 10 Limited Partnership
Missouri RSA No. 6 Partnership
Nashville/Clarksville MSA Limited Partnership
New York RSA #4 Limited Partnership
Northeast Cellular Telephone Company, L.P.
Ohio RSA No. 1 Limited Partnership
Oklahoma City SMSA Limited Partnership
Oklahoma RSA 3 Limited Partnership
Oklahoma RSA 5 West Partnership
Oklahoma RSA Independent 5 General Partnership
Oklahoma RSA 7 Limited Partnership
Oklahoma Independent RSA 7 General Partnership
Oklahoma RSA No. 8 Limited Partnership
Oregon RSA No. 2 Limited Partnership
Oregon RSA No. 3 Limited Partnership
Pennsylvania RSA 1 Limited Partnership
Pennsylvania RSA 5 Partnership
Pennsylvania RSA No. 6 (I) Limited Partnership
Pennsylvania RSA No. 6 (II) Limited Partnership
Pennsylvania RSA No. 9 Limited Partnership
Raleigh-Durham MSA Limited Partnership
Reno Cellular Telephone Company
Rochester Cellular Telephone Company, L.P.
Rockford MSA Limited Partnership
Saco River Cellular Telephone Company
Sarasota Cellular Telephone Company
Savannah MSA Cellular Partnership
Seattle SMSA Limited Partnership
SEG-Cellular Limited Partnership
Spokane MSA Limited Partnership
Tennessee RSA No. 3 Limited Partnership
Texas RSA No. 2 Limited Partnership
Texas RSA No. 5 - North Limited Partnership
Texas RSA No. 6 Limited Partnership
Tri-States Cellular Partnership
United States Cellular Operating Company of Bangor
United States Cellular Operating Company of Columbia
United States Cellular Telephone Company (Lawton), L.P.
United States Cellular Telephone Company (Asheville), L.P.

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CELLULAR COMPANIES - PARTNERSHIPS (Cont.)

United States Cellular Telephone Company (Greater Knoxville)
United States Cellular Telephone Company (Greater Tulsa)
Vermont Ind. Cellular Telephone G.P.
Virginia RSA No. 2 Limited Partnership
Ward Butte Joint Venture
Waterloo-Cedar Falls CellTelCo
Wausau Cellular Telephone Company Limited Partnership
Western Colorado Cellular of Colorado Limited Partnership
West Virginia RSA No. 4 Limited Partnership
Wheeling Cellular Telephone Company
Wichita Falls Cellular Telephone Company, L.P.
Wisconsin #7 Limited Partnership
Yakima MSA Limited Partnership
Yakima Valley Paging Limited Partnership

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